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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 18, 2005


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                 DELAWARE                               000-21139                            38-3185711
     (State or other jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
              incorporation)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 18, 2005, Dura Automotive Systems, Inc. issued a press release announcing the appointment of Walter P. Czarnecki and Nick G. Preda to the company's board of directors. Mr. Czarnecki and Mr. Preda were appointed to the company's board of directors by resolution of the board of directors on March 31, 2005. Mr. Czarnecki and Mr. Preda currently have not been appointed to any committees of the board of directors.

         Mr. Czarnecki currently serves as executive vice president of Penske Corporation, a transportation services company, and has held this position for the past five years. His history with Penske dates back to 1970, and his service with the company includes the following: general manager of a Southfield, Mich. Chevrolet dealership, vice chairman of Penske Speedways, and manager of Penske retail automotive and motorsports entertainment subsidiaries. He is currently on the board of Penske Corporation and various subsidiaries of the company. In addition, Mr. Czarnecki previously served as a director of Detroit Diesel Corporation and International Speedway Corporation.

         Mr. Preda is currently president of Nick G. Preda & Associates, L.L.C., a financial consulting services company. Prior to this, Mr. Preda was a principal at the operational and financial consulting firm BBK, Ltd., where he counseled the company's automotive and manufacturing client base. Mr. Preda was also an executive vice president at Bank One, N.A., where he focused on the financial institution's major corporate domestic clients.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) None

         (b) None

         (c) Exhibits

         99.1 Press release issued April 18, 2005, filed herewith.


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                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 21, 2005.

                                 Dura Automotive Systems, Inc.

Date: April 21, 2005             /s/ Keith R. Marchiando
                                 ------------------------
                                 By:  Keith R. Marchiando
                                 Its: Vice President, Chief Financial
                                 Officer (principal accounting and financial
                                 officer)


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                                  EXHIBIT INDEX

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Exhibit No        Exhibit
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
  99.1            Press release issued April 18, 2005, filed herewith.
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